united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Item 1. Reports to Stockholders.

Probabilities VIT Fund

Annual Report
December 31, 2020

1-855-227-7204
www.probabilitiesfund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Probabilities VIT Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

ProbabilitiesFund.com

Dear Fellow Shareholders:

We are pleased to present you with the Probabilities VIT Fund Annual Report. For the twelve-month period ended December 31, 2020, Probabilities VIT Fund’s (Class 1 shares) total return was –8.22% and the Class 2 shares total return was –8.44%, compared with 18.40% for the S&P 500 Total Return Index*.

During the period under review, the Portfolio’s market exposure alternated between a neutral, long, leveraged or inverse position as dictated by its investment policy rules and guidelines that shift it to a more aggressive position during the “best six months” portion of the trading calendar and more conservative and inverse positions during the “worst six months” portion. While there were certain leveraged trades that benefited the Portfolio relative to the market (in January, November, and December), there were also periods where leveraged trades worked against the portfolio (in February, March, and October).

As a result of sharp market declines in the first half of March, the Portfolio went to cash on March 16, 2020 in accordance with in-place strategy rules that stipulated a unanimous decision from Probabilities Fund Management Investment Committee (PFMIC) voting members. The equity market did continue to decline, but abruptly reversed on March 24 while the Portfolio was still defensive in a cash position. The Portfolio remained defensive until the last day of March when PFMIC members unanimously voted to return to the strategy with the addition of a new, data-driven risk management metric, called DVAM (Dynamic Volatility Adjustment Metric).

DVAM utilizes the CBOE Volatility Index (VIX)* as an input to adjust the Portfolio’s investment strategy market exposure, predominately when leverage is used. DVAM is designed to systematically reduce the strategy’s equity exposure as market volatility is rising and then return equity exposure to strategy targets as volatility recedes. By reducing exposure during high volatility periods, future Portfolio drawdowns may be mitigated. DVAM is anticipated to keep the Portfolio’s investment strategy from fully exiting the market so any future market rebound during elevated market volatility may not be missed.

For the “worst six months,” May through October, the Portfolio’s strategy is more conservative. This conservative stance during May, June, July and August resulted in Portfolio underperformance compared to the S&P 500 Index* as the equity market continued to rally as the economy began to reopen and Covid-19 cases initially declined. However as Election Day approached, the market did succumb to historical weakness in September where the Portfolio’s conservative “worst six months” approach did produce favorable outperformance.

Looking back over the twelve-month period, the Portfolio started the period positioned with 1x equity market (bullish) exposure and oscillated between a 0.5x (long), 1x (long), 1.5x (leveraged), 0x (neutral), -1x (short) and 2x (leveraged) positions during the period. The Portfolio was actively managed to obtain equity exposure, at times leveraged, and at times defensive (equity neutral and short) throughout the period, pursuing gains based on its strategic rules. Market exposure was increased in the period as dictated by policy rules to increase exposure when anticipated return is positive and decreased to reduce exposure when downside risk is expected to be elevated based upon historical trends and

1.800.519.0438 | 200 Mamaroneck, Suite 300, White Plains, NY 10601

ProbabilitiesFund.com

patterns. Overall Portfolio performance lagged in 2020 primarily due to missing the brisk beginning of the market’s rebound in March and because of the conservative stance taken by the Portfolio’s investment strategy during the “worst six months.”

Our overall outlook for 2021 is positive. Historical patterns and trends that were largely suppressed by Covid-19 and the economic shutdown earlier in 2020 have begun to return. September has historically been a poor performing month for the market, and it was in 2020. The market has rallied following the Presidential election, which it has historically done. Additional fiscal stimulus from the new administration appears likely and the Fed has pledged to keep interest rates low which have historically benefited equity markets.

However, risks do remain. Covid-19 cases are still on the rise globally and economic restrictions are still being implemented in an attempt to slow the spread. This risk is partially offset by encouraging vaccine developments, but broad scale production and distribution of a vaccine still faces challenges. Longer-term effects from Covid-19 to economies are also still uncertain. We suspect this uncertainty could contribute to continued market volatility, but do not expect the volatility to derail the economic recovery.

In place strategic rules, investment policy and risk management implemented by the PFMIC in the Portfolio are aligned to capitalize on any strength during the remaining “Best Six Months,” January through April. The Portfolio is expected to vary equity market exposure from long (0.5x) to a limited number of leveraged long (max of 1.5x on very high conviction days) during January through April. During the “worst six months,” May through October, the Fund’s investment strategy is expected to maintain a conservative posture with a limited number of leveraged days (max of 1.5x), frequent neutral days (0x), some targeted long exposure (1x) and the occasional periods of short or inverse market exposure (-1x).

Thank you for being a Probabilities Fund shareholder.

Sincerely,

Joseph B. Childrey

Founder & CIO

Probabilities Fund Management, LLC

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund’s shares. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. The CBOE Volatility Index, VIX, is a real-time market index representing the market’s expectations for volatility over the coming 30 days. An investment cannot be made directly in an index.

2090-NLD-01/25/2021

1.800.519.0438 | 200 Mamaroneck, Suite 300, White Plains, NY 10601

Probabilities VIT Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2020

Comparison of the change in value of a $10,000 investment

The Fund’s performance figures for the period ended December 31, 2020 compared to its benchmark

			Since
Average Annualized Returns	One Year	Five Year^	Inception*^
Probabilities VIT Fund – Class 1	(8.22)%	4.17%	3.16%
Probabilities VIT Fund – Class 2	(8.44)%	4.00%	3.00%
S&P 500 Total Return Index**	18.40%	15.22%	14.12%

*	The Fund commenced operations on April 29, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

^	Annualized.

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The Fund’s total operating expenses, gross of waiver and reimbursement, are 3.89% and 4.06% for Class 1 and Class 2, respectively, per the Fund’s May 1, 2020 prospectus. The total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-855-227-7204.

Portfolio Composition as of December 31, 2020

Holdings by Type of Investment	Percent of Net Assets
Exchange Traded Funds	58.90%
Short-Term Investment	23.94%
Other Assets in Excess of Liabilities	17.16%
Net Assets	100.00%

Please refer to the Portfolio of Investments for a more detailed listing of the Fund’s holdings.

Probabilities VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 58.9%
	EQUITY FUNDS - 58.9%
7,750	Direxion Daily S&P 500 Bull 3X	$559,938
3,460	Invesco QQQ Trust Series 1	1,085,540
5,470	ProShares UltraPro Dow30	560,456
3,040	ProShares UltraPro QQQ	552,672
3,510	SPDR Dow Jones Industrial Average ETF Trust	1,073,323
3,120	Vanguard S&P 500 ETF	1,072,313
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,896,294)	4,904,242

	SHORT-TERM INVESTMENT - 23.9%
1,993,755	Goldman Sachs Financial Square Government Fund Class - Institutional Class, 0.03% ^	1,993,755
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,993,755)

	TOTAL INVESTMENTS - 82.8% (Cost - $5,890,049)	$6,897,997
	OTHER ASSETS IN EXCESS OF LIABILITIES - 17.2%	1,428,923
	NET ASSETS - 100.00%	$8,326,920

ETF - Exchange Traded Fund

S&P - Standard and Poor’s

SPDR - Standard & Poor’s Depositary Receipt

^	Money market fund; interest rate reflects the seven-day effective yield on December 31, 2020.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

ASSETS
Investments in securities at fair value (cost, $5,890,049)	$6,897,997
Receivable for securities sold	1,389,721
Due from Advisor	42,925
Dividends and interest receivable	2,101
Prepaid expenses and other assets	24,781
TOTAL ASSETS	8,357,525

LIABILITIES
Payable for fund shares redeemed	815
Payable to related parties	8,642
Distribution (12b-1) fees payable	7,558
Accrued audit fees	12,346
Accrued expenses and other liabilities	1,244
TOTAL LIABILITIES	30,605
NET ASSETS	$8,326,920

Net Assets Consist Of:
Paid in capital	$9,063,928
Accumulated loss	(737,008)
NET ASSETS	$8,326,920

Class 1 Shares:
Net Assets	$4,798,035
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	584,074
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$8.21

Class 2 Shares:
Net Assets	$3,528,885
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	436,480
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$8.08

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$47,844
Interest	18,073
TOTAL INVESTMENT INCOME	65,917

EXPENSES
Investment advisory fees	113,014
Distribution (12b-1) fees - Class 1	20,990
Distribution (12b-1) fees - Class 2	11,871
Administrative services fees	57,440
Transfer agent fees	45,273
Compliance officer fees	25,526
Accounting services fees	25,106
Audit and tax fees	19,594
Trustees’ fees and expenses	13,742
Legal fees	12,003
Printing and postage expenses	5,244
Custodian fees	4,417
Insurance expense	154
Miscellaneous expenses	2,971
TOTAL EXPENSES	357,345
Fees waived/reimbursed by the Advisor	(166,488)
NET EXPENSES	190,857

NET INVESTMENT LOSS	(124,940)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(1,698,117)
Net change in unrealized appreciation on investments	528,084
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,170,033)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,294,973)

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
FROM OPERATIONS
Net investment loss	$(124,940)	$(45,788)
Net realized gain (loss) from investment transactions	(1,698,117)	2,216,617
Net change in unrealized appreciation on investments	528,084	709,511
Net increase (decrease) in net assets resulting from operations	(1,294,973)	2,880,340

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class I	(174,154)	—
Class 2	(127,996)	—
Net decrease in net assets from distributions to shareholders	(302,150)	—

FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	2,775,238	4,066,851
Net asset value of shares issued in reinvestment of distributions	174,154	—
Payments for shares redeemed	(6,192,222)	(5,385,129)
Net decrease in net assets from shares of beneficial interest	(3,242,830)	(1,318,278)
Class 2:
Proceeds from shares sold	1,385,897	75,079
Net asset value of shares issued in reinvestment of distributions	127,995	—
Payments for shares redeemed	(249,975)	(177,016)
Net increase (decrease) in net assets from shares of beneficial interest	1,263,917	(101,937)

Total Net Decrease in Net Assets From Beneficial Interest Transactions	(1,978,913)	(1,420,215)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,576,036)	1,460,125

NET ASSETS
Beginning of year	11,902,956	10,442,831
End of year	$8,326,920	$11,902,956

SHARE ACTIVITY
Class 1
Shares sold	326,219	467,153
Shares reinvested	21,661	—
Shares redeemed	(772,858)	(674,526)
Net decrease in shares of beneficial interest outstanding	(424,978)	(207,373)

Class 2
Shares sold	178,001	9,647
Shares reinvested	16,181	—
Shares redeemed	(33,214)	(23,764)
Net increase (decrease) in shares of beneficial interest outstanding	160,968	(14,117)

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund - Class 1
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016
Net asset value, beginning of year	$9.29	$6.95	$10.81	$9.35	$9.14
Activity from investment operations:
Net investment loss (1)	(0.12)	(0.03)	(0.18)	(0.11)	(0.18)
Net realized and unrealized gain (loss) on investments (5)	(0.65)	2.37	(1.66)	1.57	0.39
Total from investment operations	(0.77)	2.34	(1.84)	1.46	0.21
Less distributions from:
Net realized gains	(0.31)	—	(2.02)	—	—
Total distributions	(0.31)	—	(2.02)	—	—
Net asset value, end of year	$8.21	$9.29	$6.95	$10.81	$9.35
Total return (2)	(8.22)%	33.67%	(15.47)%	15.61%	2.30%
Net assets, end of year (000s)	$4,798	$9,377	$8,454	$16,767	$15,982
Ratio of expenses to average net asset, before waivers (3)	4.17%	3.55%	2.98%	2.78%	2.45%
Ratio of expenses to average net assets, after waiver (3)	2.24%	2.24%	2.24%	2.24%	2.24%
Ratio of net investment loss to average net assets (3,4)	(1.45)%	(0.43)%	(1.76)%	(1.10)%	(2.04)%
Portfolio Turnover Rate	1565%	1711%	1900%	2376%	1754%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(4)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(5)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund - Class 2
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016
Net asset value, beginning of year	$9.17	$6.87	$10.73	$9.29		$9.10
Activity from investment operations:
Net investment loss (1)	(0.13)	(0.05)	(0.19)	(0.12)		(0.20)
Net realized and unrealized gain (loss) on investments (5)	(0.65)	2.35	(1.65)	1.56		0.39
Total from investment operations	(0.78)	2.30	(1.84)	1.44		0.19
Less distributions from:
Net realized gains	(0.31)	—	(2.02)	—		—
Total distributions	(0.31)	—	(2.02)	—		—
Net asset value, end of year	$8.08	$9.17	$6.87	$10.73		$9.29
Total return (2)	(8.44)%	33.48%	(15.57)%	15.50	% (6)	2.09%
Net assets, end of year (000s)	$3,529	$2,526	$1,989	$3,612		$3,745
Ratio of expenses to average net asset, before waivers (3)	4.54%	3.72%	3.12%	2.93%		2.59%
Ratio of expenses to average net assets, after waiver (3)	2.39%	2.39%	2.39%	2.39%		2.39%
Ratio of net investment loss to average net assets (3,4)	(1.60)%	(0.57)%	(1.89)%	(1.21)%		(2.22)%
Portfolio Turnover Rate	1565%	1711%	1900%	2376%		1754%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(4)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(5)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

1.	ORGANIZATION

The Probabilities VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005, under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund commenced operations on April 29, 2013.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Classes 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid prices and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,904,242	$—	$—	$4,904,242
Short-Term Investment	1,993,755	—	—	1,993,755
Total	$6,897,997	$—	$—	$6,897,997

The Fund did not hold any Level 3 securities during the period.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Security Transactions and Related Income – Security transactions are accounted for the trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits can exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

General Market Risk – The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities markets generally.

Market Risk - Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolio of Investments. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

ETF Risk - ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described in the Fund’s prospectus.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investment strategies.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year-end tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to the Fund are charged to the Fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $84,313,039 and $85,511,741, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Probabilities Fund Management, LLC (the “Advisor”) serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Advisor earned advisory fees of $113,014.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2021, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund services providers (other than the Advisor)) will not exceed 2.24% and 2.39% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended December 31, 2020, the Advisor waived fees/reimbursed expenses of $166,488. These fee waivers and expense reimbursements are subject to possible recoupment by the Advisor in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

As of December 31, 2020, the Advisor has $409,620 of waived fees within 3 years of reimbursement that may be recovered by the following dates:

December 31, 2021	December 31, 2022	December 31, 2023	Total
$113,597	$129,535	$166,488	$409,620

Any previously waived fees for years ending prior to 2018 have now expired from potential recoupment.

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plans” or “Plan”) for each of Class 1 and Class 2 shares, pursuant to which the Fund may pay the Fund’s distributor an annual fee for distribution and shareholder servicing expense of 0.35% and 0.50% of the Fund’s average daily net assets attributable to Class 1 and Class 2 shares, respectively, which is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended December 31, 2020, pursuant to the Plans, the Fund incurred $20,990 and $11,871 for Class 1 and Class 2 shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Jefferson National Life Insurance Co., held approximately 57% of the voting securities of the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at December 31, 2020, was as follows:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Probabilities VIT	$6,009,516	$1,007,948	$(119,467)	$888,481

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2020 were as follows:

Fiscal Year Ended
December 31, 2020
Ordinary Income	$302,112
Long-Term Capital Gain	—
Return of Capital	38
$302,150

There were no distributions paid for the year ended December 31, 2019.

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(1,625,489)	$—	$888,481	$(737,008)

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

At December 31, 2020, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$1,625,489	$—	$1,625,489	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(124,978)	$124,978

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Variable Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Probabilities VIT Fund, one of the funds constituting the Northern Lights Variable Trust (the “Fund”), as of December 31, 2020, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2019 and the financial highlights for each of the four years in the period ended December 31, 2019 for the Fund, were audited by other auditors whose report, dated February 18, 2020, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 19, 2021

We have served as the auditor of one or more Probabilities Fund Management, LLC investment companies since 2020.

Probabilities VIT Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2020

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2020 through December 31, 2020.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During Period*
	7/1/20	12/31/20	Ratio	7/1/20 – 12/31/20
Actual
Class 1	$1,000.00	$ 1,164.80	2.24%	$ 12.19
Class 2	$1,000.00	$ 1,162.90	2.39%	$ 12.99
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$ 1,013.88	2.24%	$ 11.34
Class 2	$1,000.00	$ 1,013.12	2.39%	$ 12.09

*	Expenses are equal to the average account value over the period beginning July 1, 2020, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period ended December 31, 2020 (184) divided by the number of days in the fiscal year (366).

Probabilities VIT Fund
Change in Accountants (Unaudited)
December 31, 2020

On March 18, 2020, the Audit Committee of Northern Lights Variable Trust (“Committee”) appointed and formally engaged Deloitte & Touche LLP (“Deloitte”) as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2020.

RSM US LLP (“RSM”) reports on the Fund’s financial statements for the periods prior to December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods ended prior to December 31, 2020, there were no disagreements between the Fund and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period. During the periods ended prior to December 31, 2020, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

During the periods ended prior to December 31, 2020, neither the Fund nor anyone on its behalf has consulted with RSM regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report was provided to the Fund nor oral advice was provided that RSM concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

Probabilities VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Probabilities VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2020, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolios managed by the Adviser. The Portfolios do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-227-7204.

Probabilities VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Probabilities VIT Fund (Adviser – Probabilities Fund Management, LLC) *

In connection with the regular meeting held on December 16-17, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Probabilities Fund Management, LLC (“Adviser”) and the Trust, with respect to the Probabilities VIT Fund (referred to as “Probabilities VIT” or the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that the Adviser managed approximately $57 million in assets providing liquid alternative, tactically managed, long/short equity strategies for separately managed accounts and Probabilities VIT. The Trustees reviewed the background information of the key personnel responsible for managing the Funds and acknowledged their diverse financial history experience. They considered the Adviser’s dedication to research of seasonal patterns and political events to determine directional signals and asset allocation among various investment instruments. They noted the Adviser’s use of monthly and daily reports to monitor compliance with the Fund’ s investment limitations. The Trustees noted that there were no material litigation or compliance issues since the last approval of the Advisory Agreement. The Trustees concluded that the Adviser was expected to continue to provide high quality service to Probabilities VIT.

Performance.

The Trustees reviewed the Fund’s investment objective and strategy, noting that the Fund’s assets had decreased almost $2 million during the past year. They noted that the Fund underperformed the peer group median, category median and benchmark for the one- year, three-year, and since inception periods. They further noted that the Fund had positive performance prior to the market downturn in early 2020 and that the Adviser had implemented changes to the strategy. After some further discussion, the Trustees concluded that the Adviser should be given additional time to improve the Fund’s performance.

Fees and Expenses. The Trustees noted that the Fund paid the Adviser an annual advisory fee of 1.35%, which was higher than the peer group average and Morningstar average for the Fund, but well within the range of both comparable metrics. The Trustees discussed the Fund’s net expense ratio noting that it was higher than the peer group and Morningstar category averages and, in the case of Probabilities VIT, slightly below the highest in the category. The Trustees discussed the average AUM of Probabilities VIT’s peer group, noting that the Fund was smaller in size. They considered the Adviser’s assertion that the Fund’s advisory fee was not unreasonable given the resources and personnel needed to execute the Fund’s investment strategies. The Trustees agreed that the Fund’s advisory fee was not unreasonable as compared to its peers and Morningstar Category.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and considered whether it earned a profit in connection with its relationship with the Fund. They noted that the Adviser realized a modest profit over the past 12 months with respect to the Fund but agreed that the amount of profit was not unreasonable in terms of a dollar amount or percentage of assets. The Trustees concluded that the Adviser’s profitability was not excessive.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They noted that based on the Fund’s current asset size and profit level, it was unlikely that any material economies of scale had been realized by the Adviser and the absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the Advisory Agreement was in the best interests of Probabilities VIT and their respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-227-7204 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Probabilities Fund Management, LLC
8 Cottage Place, 2nd Floor
White Plains, New York 10601

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $14,000

2019 - $16,000

(b)	Audit-Related Fees

2020 - None

2019 - None

(c)	Tax Fees

2020 - $3,100

2019 - $3,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020    2019

Audit-Related Fees:       0.00% 0.00%

Tax Fees:                      0.00% 0.00%

All Other Fees:              0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $3,100

2019 - $3,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/21

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/9/21